© 2013 Oldemark LLC First Quarter 2013 First Quarter 2013 Earnings Conference Call Earnings Conference Call May 8, 2013 May 8, 2013 Exhibit 99.1

© 2013 Oldemark LLC JOHN BARKER JOHN BARKER Chief Communications Chief Communications Officer Officer 2

Today’s Agenda Today’s Agenda CEO Overview Emil Brolick Financial Update Steve Hare Q&A 3

4
Forward-Looking Statements and Non-GAAP Financial Measures
Forward-Looking Statements and Non-GAAP Financial Measures
This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on May 8, 2013 and in the “Special Note
Regarding Forward-Looking Statements and Projections” and “Risk Factors” sections of our most recent Form 10-K /
Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, and adjusted earnings per share. Adjusted EBITDA and adjusted earnings per share exclude certain expenses, net of certain benefits. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on May 8, 2013 and posted on www.aboutwendys.com.

© 2013 Oldemark LLC EMIL BROLICK EMIL BROLICK President & CEO President & CEO 5

Adjusted EBITDA* $77.3 mil vs. $63.9 mil
Adjusted EPS* $0.03 vs. $0.01
Company-Operated 1.0%        vs.       0.8%
SSS
6
Q1 2013 Highlights
Q1 2013 Highlights
2013
2012
*See reconciliation of Adjusted EBITDA and Adjusted EPS in the appendix.

© 2013 Oldemark LLC
Adjusted EBITDA
Adjusted EBITDA
$350 to $360 million
$350 to $360 million
Reaffirm
Reaffirm
Adjusted EPS
Adjusted EPS
$0.20 to $0.22
$0.20 to $0.22
Raising
Raising
2013 OUTLOOK:
2013 OUTLOOK:
7

Expect 2012 Expect 2012 Initiatives to Initiatives to Contribute to Contribute to Solid 2013 Solid 2013 8

Right Price Right Size Menu Development Right Price Right Size Menu Development 9

Image Activation Beginning to Support SSS Image Activation Beginning to Support SSS and Accelerate Re-imaging and Accelerate Re-imaging Opened 48 Tier I Reimages Completed Tier II & III Design Work 10

Reduction in Number of Restaurants Reduction in Number of Restaurants Serving Breakfast Serving Breakfast Negative Impact on SSS Positive Impact on EBITDA 11

Ongoing Cost Reduction Ongoing Cost Reduction G&A Management & Efficiencies Reduction in Beverage Costs Packaging Optimization RFPs with Purchasing Co-op 12

HIGH LOW FUNCTIONAL EMOTIONAL BRAND VISION… BRAND VISION… 13 COMPETITOR A COMPETITOR B NEW QSRs

PRICE
PRICE
New QSR Quality at QSR Price
New QSR Quality at QSR Price
PRODUCT
PRODUCT
Play a different game …
Play a different game …
Superior
Superior
perceived quality, competitive price
perceived quality, competitive price
PEOPLE
PEOPLE
5-Star Performers
5-Star Performers
PERFORMANCE
PERFORMANCE
Keeping the brand promise
Keeping the brand promise
PROMOTION
PROMOTION
Strategically driven, tactically brilliant
Strategically driven, tactically brilliant
PLACE
PLACE
The complete brand experience
The complete brand experience
14
Enabling Profitable Growth
Enabling Profitable Growth
THE RECIPE TO WIN
THE RECIPE TO WIN

NEW QSR QUALITY AT QSR PRICE 15

PLAYING A DIFFERENT GAME 16

PREMIUM PRICE / VALUE BUILD BIG BRAND, DRIVE TRAFFIC 17

2013 Tier II 2013 Tier II Columbus, OH Columbus, OH 2013 Tier III 2013 Tier III Salt Lake City Salt Lake City 18

19 Tier III Tier III Interior Interior

20 Core Organic Growth Strategies Shareholder Value-Enhancing Initiatives

Todd Penegor to Become Chief Financial Officer September 1, 2013 CFO Steve Hare to Retire from Wendy’s 21

© 2013 Oldemark LLC STEVE HARE STEVE HARE Chief Financial Officer Chief Financial Officer 22

23
Wendy’s Q1 2013 Highlights
Wendy’s Q1 2013 Highlights
Company
Restaurant Margin +100bps
Q1 2013   12.8%
Q1 2012   11.8%
Company
Restaurant Margin +100bps
Q1 2013   12.8%
Q1 2012   11.8%
February
March (local)
January
Q1 2013 North America
Same-Store Sales
1-Year 2-Year
Company-Operated    1.0%        1.8%
Franchise                      0.6%       1.3%

24
Q1 2013 Financial Summary
Q1 2013 Financial Summary
Q1
2013
Q1
2012
$
Change
%
Change
Sales 530.7 $ 519.9 $ 10.8 $     2.1%
Franchise revenues 73.0       73.3      (0.3)         -0.4%
   Total revenues 603.7 $ 593.2 $ 10.5 $     1.8%
Adjusted EBITDA* 77.3 $   63.9 $   13.4 $     21.0%
Adjusted EPS* 0.03 $   0.01 $   0.02 $     200.0%
($ in millions except per share amounts)
(Unaudited)
*See reconciliation of Adjusted EBITDA and Adjusted EPS in the appendix.

Adjusted Income and Special Items
Adjusted Income and Special Items
25 *See reconciliation of Adjusted Income and Adjusted EPS in the appendix.
(In Thousands Except Per Share Amounts)
(Unaudited)
Per share Per share
Adjusted income and adjusted earnings per share* 13,101 $    0.03 $     3,347 $      0.01 $
(Less) plus:
Depreciation of assets that will be replaced as part of the Image Activation initiative (9,068)       (0.02)       -               -
Facilities relocation costs and other transactions (1,900)       (0.00)       (3,808)       (0.01)
Impairment of long-lived assets -               -             (2,783)       (0.01)
Gain on sale of investment, net -               -             17,978       0.05
   Total adjustments (10,968)      (0.02)       11,387       0.03
Net income 2,133        0.01        14,734       0.04
Net income attributable to noncontrolling interests -               -             (2,384)       (0.01)
Net income and earnings per share attributable to The Wendy's Company 2,133 $      0.01 $     12,350 $    0.03 $
First Quarter
2013 2012

26
2013 Image Activation Depreciation
2013 Image Activation Depreciation
Assets replaced are depreciated from the beginning of the year until closure for construction
Q1 Q2 Q3 Q4 2013
# of reopenings 3 24 44 29 100
# of restaurants
depreciated
100 73 29 - 100
% of IA depreciation
adjustment
~65% ~25% ~10% 0%
$20M to
$25M

27
Q1 2013 Cash Flow Highlights
Q1 2013 Cash Flow Highlights
($ in millions)
(unaudited)
Cash flow from operations 32.6 $
Capital expenditures 40.0
Beginning cash balance 453.4 $
Change in cash (24.7)
Ending cash balance 428.7 $
Q1 2013

28
Selected Balance Sheet Highlights
Selected Balance Sheet Highlights
($ in millions)
(unaudited)
Cash 429 $
Senior Debt 1,419 $
Capital Leases and Other Debt 37
Total Debt 1,456 $
TTM Adjusted EBITDA* 347 $
Total Debt / TTM Adjusted EBITDA* 4.2x
Net Debt / TTM Adjusted EBITDA* 3.0x
March 31, 2013
*See reconciliation of Adjusted EBITDA in the appendix.

29
•Refinancing of $350M of the $1,119M senior secured Term Loan B into a new senior secured Term Loan A
•Repricing of the remaining Term Loan B balance of approximately
$769M by reducing the interest rate margin and floor
•Extension of the maturity of the $200M revolving credit facility by one year
2013 Debt Refinancing Expected to Save
2013 Debt Refinancing Expected to Save
~$20 million in Annualized Interest Expense
~$20 million in Annualized Interest Expense
$50M
$50M
Annualized Net Interest Expense Savings
Annualized Net Interest Expense Savings
vs. 2011 from 2012 and 2013 Refinancings
vs. 2011 from 2012 and 2013 Refinancings

Image Activation Results*
Image Activation Results*
Year 1 average sales
lift exceeded 25%
Sales sustaining at
~20% vs. pre-remodel
volumes
2011
10 concept reimages
Average sales lift
exceeding 25%
since re-opening
Sales sustaining at
~18% vs. pre-remodel
volumes
2012
48 Tier I reimages
* Results exclude 2 non-comparable restaurants in 2011 and 5 non-comparable restaurants in 2012.
30

Image Activation Designs Expanding
Image Activation Designs Expanding
Franchise Restaurant
San Antonio, TX
International
Restaurants
714 Third Ave June 2013 New Build
650 Broadway June 2013 Reimage
85 Nassau St July 2013 Reimage
Elmsford August 2013 Reimage
NY
Openings
31

Image Activation Multi-Year Growth Plan
Image Activation Multi-Year Growth Plan
32
10
48
100
200 200
100
200
300
20
16
25
25
25
69
45
40
40
40
2011 2012 2013 2014 2015
Fr. New
Co. New
Fr. Reimage
Co. Reimage
Cumulative
IA Restaurants
10 76 301 766 1,331
Image Activation Progress by Year-End 2015:
•50% of Company restaurants
•1 out of 5 restaurants in the Wendy’s  System
Note: New Company restaurants were Image Activation building design beginning in 2012; 2 of 45 new Franchise restaurants were
Image Activation in 2012. Estimates based on Company’s current outlook.

Strong Free Cash Flow & Balance Sheet
Strong Free Cash Flow & Balance Sheet
33
Accelerating Investment in
Image Activation:
Expect $440 to $500 million 2013 to 2015*
RETURN CAPITAL TO SHAREHOLDERS
RETURN CAPITAL TO SHAREHOLDERS
* Estimates based on
Company’s current outlook.
$100 million share repurchase program
authorized through 12/29/13
Current dividend yield of 2.7%
(based on share price as of 5/3/13)
CORE GROWTH PRIORITY
CORE GROWTH PRIORITY

2013 and Long-Term Earnings Outlook
2013 and Long-Term Earnings Outlook
Adjusted EBITDA:
$350 to $360 million,
5% to 8% increase vs. 2012
Adjusted EPS:
$0.20 to $0.22,
18% to 29% increase vs.
2012
Average annual
Adjusted EBITDA and
Adjusted EPS
growth rates in
high-single-digit to low-
double-digit range
2013 Long-Term
Estimates based on Company’s current outlook. 34

© 2013 Oldemark LLC JOHN BARKER JOHN BARKER Chief Communications Chief Communications Officer Officer 35

2013 Events
May 23: Annual Stockholder Meeting
June: Begin Image Activation Market Visits with Investors
Aug. 7: Second Quarter Earnings Release & Conference Call
36
Investor Relations Calendar
Investor Relations Calendar

Q&A Q&A 37

Appendix Appendix 38

Reconciliation of Adjusted EBITDA to Net Income
Attributable to The Wendy's Company
(In Thousands)
(Unaudited) 2013 2012
Adjusted EBITDA 77,299 $   63,881 $
Less:
Depreciation and amortization (51,797)     (32,311)
Impairment of long-lived assets -              (4,511)
Facilities relocation costs and other transactions (3,038)      (6,143)
Operating profit 22,464      20,916
Interest expense (20,964)     (28,235)
Other expense, net and investment income, net (2,271)      28,931
(Loss) income before income taxes and noncontrolling interests (771)         21,612
Benefit from (provision for) income taxes 2,904       (6,878)
Net income 2,133       14,734
Net income attributable to noncontrolling interests -              (2,384)
Net income attributable to The Wendy's Company 2,133 $     12,350 $
First Quarter
39

40
Reconciliation of Adjusted Income and Adjusted Earnings Per Share to
Net Income and Earnings Per Share Attributable to The Wendy's Company
(In Thousands Except Per Share Amounts)
(Unaudited)
Per share Per share
Adjusted income and adjusted earnings per share 13,101 $ 0.03 $     3,347 $   0.01 $
(Less) plus:
Depreciation of assets that will be replaced as part of the Image Activation initiative (9,068)     (0.02)       -             -
Facilities relocation costs and other transactions (1,900)     (0.00)       (3,808)     (0.01)
Impairment of long-lived assets -             -             (2,783)     (0.01)
Gain on sale of investment, net -             -             17,978    0.05
   Total adjustments (10,968)   (0.02)       11,387    0.03
Net income 2,133      0.01        14,734    0.04
Net income attributable to noncontrolling interests -             -             (2,384)     (0.01)
Net income and earnings per share attributable to The Wendy's Company 2,133 $   0.01 $     12,350 $ 0.03 $
First Quarter
2013 2012